Note 18 - Segment and Geographic Information	12 Months Ended
Dec. 31, 2013
Segment Reporting [Abstract]
Segment Reporting Disclosure [Text Block]

(18)        Segment and geographic information

The Company has one line of business with revenue being generated from sales in Europe, Asia and Asia/Pacific. All significant expenses are generated in the United States. All significant assets are located in the United States.